UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                                December 21, 2007
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)



       Michigan                       001-32428                 30-0030900
(State or other jurisdiction     (Commission File Number)     (IRS Employer
 of incorporation)                                           Identification No.)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


Item 1.01   Entry into a Material Definitive Agreement

     The Registrant entered into an Omnibus Amendment and Waiver (the "Amendment") with Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus"), as of December 21, 2007 to waive certain events of default under that certain Secured Convertible Term Note, dated as of December 13, 2005, (the "Note") and to amend the Note. A copy of the Amendment is filed with this report as Exhibit
10.1 and is incorporated herein by reference.

     Under the terms of the Amendment, Laurus waived certain events of default by the Registrant including various defaults on payments, defaults relating to Steelbank Tubular, Inc. and delisting from the American Stock Exchange.

     Several amendments were made to the Note including amendments to the Maturity Date extending the same to August 9, 2009; the rate of interest payable, amending the same to a rate per annum equal to the "prime rate" published in the Wall Street Journal from time to time plus four (4.0%) percent; providing for principal payments of forty thousand ($40,000) dollars on April 1, 2008 and on the first business day of each succeeding month thereafter through the Maturity Date; reducing the Fixed Conversion Price to $.50 per share; and increasing the limitations on conversion to nine point ninety nine (9.99%) percent of the outstanding shares of Common Stock.

     This summary is qualified in its entirety by reference to the Amendment annexed as an exhibit hereto.

Item 9.01   Financial Statements and Exhibits.

       Exhibit No. Description

10.1        Omnibus Amendment and Waiver dated December 14, 2007.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TARPON INDUSTRIES, INC.

                                      Date: December 26, 2007

                                      By:  /s/ James W. Bradshaw
                                         ---------------------------------
                                               James W. Bradshaw
                                               Chief Executive Officer